MUTUAL SERIES FUND INC.

                          51 John F. Kennedy Parkway
                        Short Hills, New Jersey  07078

                                                  August 13, 1996

          Dear Shareholder:

               The proxy card you recently received inadvertently omitted the name of a director nominee. Enclosed is a corrected card. Please complete the new card and mail to us in the enclosed envelope even if you have already voted. Please call 1-800-733-8481 Ext. 490 if you have any questions.


                           MUTUAL SERIES FUND INC.

                          51 John F. Kennedy Parkway
                        Short Hills, New Jersey  07078

          Dear Shareholder:

               If you have any questions about the enclosed materials, please call 1-800-733-8481 Ext. 490.



                               1996 Annual Meeting
              Mutual Beacon Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of   FOR ( )   AGAINST ( )
         a new investment advisory agreement to     ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of       FOR ( )    AGAINST ( )
         Amendment to the Fund's Charter  to per-   ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of   FOR ( )    AGAINST ( )
         12 members of the Board of Directors of    ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price, Peter A. Langerman,
         William Lippman, Edward I. Altman,
         Ann Torre Grant, Andrew H. Hines, Jr.,
         Bruce A. MacPherson, Fred R. Millsaps,
         Leonard Rubin, Barry F. Schwartz,
         Vaughn R. Sturtevant, Robert E. Wade

    4.   To consider and act upon the ratification  FOR ( )    AGAINST ( )
         of the selection of Ernst & Young as       ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may     FOR ( )    AGAINST ( )
         properly come before the meeting or any    ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

              MUTUAL BEACON FUND SERIES OF MUTUAL SERIES FUND INC
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL BEACON FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU
          AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR
          DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.
                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature
                                              _______________________________
                                              Date


                               1996 Annual Meeting
              Mutual Shares Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
        additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price, Peter A. Langerman,
         William Lippman, Edward I. Altman,
         Ann Torre Grant, Andrew H. Hines, Jr.,
         Bruce A. MacPherson, Fred R. Millsaps,
         Leonard Rubin, Barry F. Schwartz,
         Vaughn R. Sturtevant, Robert E. Wade

    4.   To consider and act upon the ratification     FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as          ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may        FOR ( )   AGAINST ( )
         properly come before the meeting or any       ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

              MUTUAL SHARES FUND SERIES OF MUTUAL SERIES FUND INC
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL SHARES FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF. BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR

          DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date


                               1996 Annual Meeting
             Mutual Qualified Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by
         Franklin Mutual.
    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price, Peter A. Langerman,
         William Lippman, Edward I. Altman,
         Ann Torre Grant, Andrew H. Hines, Jr.,
         Bruce A. MacPherson, Fred R. Millsaps,
         Leonard Rubin, Barry F. Schwartz,
         Vaughn R. Sturtevant, Robert E. Wade

    4.   To consider and act upon the ratification     FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as          ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may        FOR ( )   AGAINST ( )
         properly come before the meeting or any       ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

            MUTUAL QUALIFIED FUND SERIES OF MUTUAL SERIES FUND INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL QUALIFIED FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date


                               1996 Annual Meeting
             Mutual Discovery Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price, Peter A. Langerman,
         William Lippman, Edward I. Altman,
         Ann Torre Grant, Andrew H. Hines, Jr.,
         Bruce A. MacPherson, Fred R. Millsaps,
         Leonard Rubin, Barry F. Schwartz,
         Vaughn R. Sturtevant, Robert E. Wade

    4.   To consider and act upon the ratification      FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as           ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may         FOR ( )   AGAINST ( )
         properly come before the meeting or any        ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

               MUTUAL DISCOVERY FUND SERIES OF MUTUAL SERIES FUND INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL DISCOVERY FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date


                               1996 Annual Meeting
             Mutual European Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next
         annual meeting or until their
         successors are elected and qualified.
         STOCKHOLDERS MAY WITHHOLD THEIR VOTE
         FOR ANY NOMINEES BY STRIKING OUT THE
         NAME OF SUCH NOMINEE OR NOMINEES.

         Michael F. Price, Peter A. Langerman,
         William Lippman, Edward I. Altman,
         Ann Torre Grant, Andrew H. Hines, Jr.,
         Bruce A. MacPherson, Fred R. Millsaps,
         Leonard Rubin, Barry F. Schwartz,
         Vaughn R. Sturtevant, Robert E. Wade

    4.   To consider and act upon the ratification     FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as          ABSTAIN ( )
         independent auditors for the Series
         for the fiscal year ending December
         31, 1996.

    5.   To transact such other business as may        FOR ( ) AGAINST ( )
         properly come before the meeting or           ABSTAIN ( )
         any adjournments thereof.

                                     (OVER)

               MUTUAL EUROPEAN FUND SERIES OF MUTUAL SERIES FUND INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL EUROPEAN FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date